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                                                                    EXHIBIT 10.1


                       TRANSMISSION TECHNOLOGY CORPORATION

                  2001 INCENTIVE COMPENSATION STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

         The purpose of this stock option plan (the "Plan") is to provide a means whereby Transmission Technology Corporation, a Nevada corporation (the "Company") may, through the grant of options to purchase the Company's common stock to employees of the Company and of any subsidiary, attract and retain persons of ability and provide incentives for them to exert their best efforts on behalf of the Company. This Plan is intended to qualify as an incentive stock option plan within the meaning of Section 422 of the Internal Revenue Code of 1986 (the "Code") and, except as may be expressly provided to the contrary herein, all provisions of this Plan are intended to be interpreted accordingly.

2.       PARTICIPATION.

         Participants in this Plan (the "Participants") shall be selected from employees of the Company or its subsidiaries. As used in this Plan, the term "employee" shall mean any officer or director of the Company or its subsidiaries or any person employed by the Company or a subsidiary on a salaried or hourly basis. Membership on the Company's Board of Directors (the "Board") shall not preclude participation in this Plan. Employees who participate in other incentive or benefit plans of the Company or any subsidiary may also participate in this Plan. Employees may be granted more than one award under this Plan and, subject to the limitations set forth in Section 7, there is no fixed limit to the number of shares of Common Stock that may be subject to any option granted hereunder.

3.       ADMINISTRATION OF THE PLAN.

         This Plan shall be administered by the Board of Directors, or a committee delegated by the Board. Subject to the provisions of this Plan, the Board (or that committee) shall have exclusive power to select the Participants to whom options will be awarded under this Plan, the number of shares of common stock to be included in each option, the time at which the option is to be granted, the option period, the option price, the manner in which options become exercisable and the restrictions to be placed upon any shares purchased pursuant to those options. The Board (or that committee) shall have full power and authority to administer and interpret this Plan and to adopt such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as the Board (or that committee) deems necessary or advisable. The interpretations of this Plan, and all determinations made by the Board (or that committee) pursuant to the powers vested in it hereunder, shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.



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4.       SHARES SUBJECT TO PLAN.

         Options may be granted under this Plan on or after the effective date of this Plan as provided in Section 24 hereof and each option so granted will give the Participant the right to purchase a designated number of shares of common stock of the Company.

         The shares that may be made subject to options granted under this Plan shall be shares of common stock of the Company (the "Common Stock"), and they shall not initially exceed 300,000 in aggregate number, except that, if any option lapses or terminates for any reason before being completely exercised, or if shares issued pursuant hereto shall have been forfeited to the Company in connection with the restrictions imposed on such shares pursuant to this Plan, the shares covered by the unexercised portion of such option and such repurchased shares shall again become available for issuance under this Plan prior to the termination of this Plan. Pursuant to Section 14, appropriate adjustments in the number of shares and in the option price per share may be made by the Board in its discretion to give effect to adjustments made in the number of outstanding shares of Common Stock through a merger, consolidation, re-capitalization, reclassification, combination, stock dividend, stock split or other similar relevant change. Shares issued upon exercise of options granted under this Plan may be shares held by the Company as treasury shares, or authorized but previously un-issued shares.

5.       EXERCISE PRICE.

         At the time an option is granted under this Plan, the Board shall, in its absolute discretion, determine the exercise price of that option provided, however, that the exercise price shall not be less than 100% of the fair market value (but in no event less than the par value) of the Common Stock at the time the option is granted. For the purposes of this Plan, fair market value shall mean the mean of the last reported bid and asked prices reported by the NASDAQ, (or, if not quoted on NASDAQ, by the National Quotation Bureau, Inc. or such other exchange or organization as determined in the discretion of the Board) during the last four weeks prior to the date of the grant of the option.

6.       OPTION PERIOD.

         The term of each option will be for such period as the Board may determine, but in no event may an option be exercisable more than ten (10) years following the granting thereof. The Board may limit, restrict or prohibit the exercise of any option either in whole or in part during any period or periods while an option is outstanding. When an option is no longer exercisable, it



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shall be deemed to have lapsed or terminated. As set forth in Section 9, an option is subject to termination prior to its original termination date upon the termination of the Participant's employment with the Company due to death, retirement, permanent and total disability or otherwise.

7.       SPECIAL RULES FOR 10-PERCENT SHAREHOLDERS.

         Notwithstanding the foregoing provisions of Sections 5 and 6, and except as provided below, in the event that any stock option is granted to any Participant who is also a 10-percent shareholder within the meaning of Sections 422(b)(6) and 424 of the Code, then the exercise price of the options granted to that Participant shall be an amount equal to at least 110% of the fair market value of the Common Stock as of the date said option was granted to that Participant and none of the options granted to that Participant may be exercised more than five (5) years following the grant thereof. Notwithstanding the foregoing, the Board may grant stock options to any of its employees who are also 10-percent shareholders within the meaning of Sections 422(b)(6) and 424 of the Code without complying with the terms of this Section, provided that the Board first notifies that Participant that those options will not be treated as "incentive stock options" as defined by Section 422 of the Code and that Participant shall therefore not be entitled to the tax treatment set forth in
Section 422 of the Code.

8.       EXERCISE OF OPTION.

         (a) No exercise of any option hereunder shall be made unless a registration statement on an appropriate form to register the shares underlying the option under the Securities Act of 1933 and applicable state securities laws is in effect or a valid exemption from such registration is available.

         (b) To exercise an option granted under this Plan, the Participant must give written notice to the Company of the number of shares to be purchased accompanied by cash or check payable to the Company for the full exercise price of such shares. The date of actual receipt by the Company of such notice shall be deemed the date of exercise of the option with respect to the shares being purchased. The stock certificate may be registered only in the name of the Participant or in the Participant's name and the names of others as joint tenants.

         (c) In accordance with the provisions of Section 18, the Company may require the Participant to pay any withholding taxes that are due upon the exercise of any options granted hereunder.

         (d) Each option granted under this Plan shall be exercisable from time to time or in such annual installments as may be determined by the Board at the time of the grant. Unless the Board determines otherwise at the time an option is granted or as may be required to comply with the $100,000 annual exercise limitation of Section 422(d) of the Code, all options shall be immediately exercisable although the shares purchased pursuant to that option may be subject



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to the restrictions set forth in Section 11. The right to purchase shares shall be cumulative so that, when the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the option.

         (e) In order to comply with the provisions of Section 422(d) of the Code, under no circumstances may the aggregate fair market value (determined as of the time the option is granted) of the stock with respect to which stock options granted under this Plan are exercisable for the first time by any Participant in any calendar year exceed $100,000. For purposes of the foregoing $100,000 limitation, all plans of the Company and any parent or subsidiary corporation that may hereinafter be created shall be treated as a single plan.

         (f) During the lifetime of an individual to whom an option is granted, only that individual may exercise the option, and only while that individual is an employee of the Company, and only if he has been continuously so employed since the date the option was granted, except that any Participant whose employment is terminated in accordance with the provisions of Sections 9(a), 9(b), 9(c) or 9(d) may exercise an option in accordance with the terms set forth therein.

9.       EARLY TERMINATION OF OPTION.

         (a) If a Participant dies while employed by the Company and without having fully exercised any then existing option, the option shall be cancelled except that the Participant's estate or the legatees or distributees of the Participant's estate or of the option, as the case may be, shall have the right to purchase under the option the number of any Vested Shares (as defined in Section 11(a)), which the Participant was entitled to purchase as of the date of death. Those shares may be purchased at any time within three (3) months following the date of death, but in no event later than the expiration date of the option.

         (b) If a Participant's employment with the Company is terminated by reason of the Participant's complete retirement on or after the Participant reaches the age of 65 years without the Participant having fully exercised any existing option, the option shall be cancelled except that the Participant shall have the right to purchase under the option the number of Vested Shares, if any, which the Participant is entitled to purchase at the time of such retirement. Those shares may be purchased at any time within three (3) months following such retirement date, but in no event later than the expiration date of the option.

         (c) If a Participant's employment with the Company is terminated on account of permanent and total disability, as determined by the Board in its sole discretion, without the Participant having fully exercised any existing option, the option shall be cancelled except that the Participant shall have the right to purchase under the option the number of Vested Shares, if any, which the Participant is entitled to purchase at the time of such permanent and total



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disability. Those shares may be purchased at any time within one (1) year following the effective date of such disability, but in no event later than the expiration date of the option.

         (d) If a Participant's employment with the Company is terminated for any other reason which the Board of Directors determines in its sole discretion to be an "approved termination", then the Participant shall have the right to purchase under the option the number of Vested Shares, if any, which the Participant is entitled to purchase at the time of such approved termination. Those shares may be purchased at any time within three (3) months following the effective date of such approved termination, but in no event later than the expiration date of the option.

         (e) If a Participant's employment with the Company is terminated for any reason other than set forth in subsections (a), (b), (c) or (d) above, whether such termination be voluntary or involuntary, without the Participant having fully exercised any existing option, the option shall be cancelled and the Participant shall have no further rights to exercise any such option and all of the Participant's rights there under shall terminate as of the effective date of such termination of employment.

10.      TRANSFERABILITY OF OPTION.

         No option shall be assignable or transferable by the Participant to whom it is granted other than by will or the laws of descent and distribution of the State in which the Participant is a resident. Options are not otherwise transferable.

11.      RESTRICTIONS ON AND ESCROW OF OPTION SHARES.

         (a) Unless, at the time of granting an option under this Plan, the Board of Directors, in its sole and exclusive discretion, expressly provides that any shares purchased pursuant to that option shall be freely transferable, those shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the recipient Participant except as provided hereafter or otherwise by the Board at the time the option is granted. Notwithstanding any such restrictions, however, so long as a Participant is the holder of any shares so awarded to him, the Participant shall be entitled to receive all dividends declared on and to vote such shares and to all other rights of a stockholder with respect thereto. For the purposes of this Plan, any shares that are no longer subject to the restrictions of this Section 11 shall be referred to as "Vested Shares".

         (b) In order to ensure compliance with the restrictions set forth in
Section 11(a), any shares that are purchased by a Participant pursuant to the exercise of options that will NOT be Vested Shares when they are issued shall be held in escrow by the Company and released when they become Vested Shares. Any shares that have not been released from escrow prior to the earlier of: (i) the original termination date of the options pursuant to which they were purchased or (ii) the termination of a Participant's employment with the Company, shall be



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immediately repurchased by the Company at a price equal to the price paid by that Participant to purchase those shares or at such other price as shall be established by the Company at the time those options are granted.

12.      RELEASE OF RESTRICTIONS ON OPTION SHARES.

         At the time an option is granted that contains any of the restrictions set forth in Section 11, the Board of Directors shall set forth a schedule of the dates on which those restrictions on the shares that may be purchased pursuant to that option shall lapse. Unless specifically provided otherwise by the Board of Directors with respect to any particular option, any restrictions set forth in Section 11 on the sale, transfer or other disposition and on pledge or other hypothecation of shares purchased pursuant to an option granted under this Plan shall lapse on the dates set forth in the following table:


                                                                 CUMULATIVE PERCENTAGE OF SHARES
              LENGTH OF TIME SINCE OPTION                          WHICH ARE RELEASED FROM THE
              WAS GRANTED TO THE PARTICIPANT                     RESTRICTIONS ON TRANSFERABILITY
              ------------------------------                     -------------------------------
         (a)  One year from the date of granting the option                    20%
         (b)  Two years from the date in (a) above                             40%
         (c)  Three years from the date in (a) above                           60%
         (d)  Four years from the date in (a) above                            80%
         (e)  Five years from the date in (a) above                           100%



13.      ISSUANCE OF SHARES.

         The Company may postpone the issuance and delivery of shares upon any exercise of an option until (a) the admission of such shares to listing on any stock exchange or national quotation service on which the shares of the Company of the same class have been listed, (b) the completion of such registration or other qualification of such shares under any law, rule or regulation imposed by federal or state securities laws or by any stock exchange or securities association as the Company may determine to be necessary or advisable, and (c) all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Board. Any person exercising an option shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in the light of the then existence or non-existence of an effective Registration



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Statement under the Securities Act of 1933, as from time to time amended, with respect to such shares, to issue the shares in compliance with the provisions of that or any comparable Act. The Company may legend any certificate evidencing the shares purchased pursuant to an option granted under this Plan and place a stop transfer order in respect thereof. Nothing herein contained shall be deemed to require the Company to file or amend a Registration Statement under the Securities Act of 1933, as from time to time amended. The Board shall have the right to condition any option made to any person hereunder on that person's undertaking in writing to comply with such restriction on his subsequent disposition of the shares purchased pursuant to such option as the Board shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such options and shares may have a legend to reflect such restrictions.

14.      DILUTION ADJUSTMENTS.

         (a) In the event that a dividend shall be declared upon the capital stock of the Company payable in shares of Common Stock of the Company, the number of shares of Common Stock then subject to any such option and the number of shares reserved for issuance pursuant to the Plan but not yet covered by an option, shall be adjusted by adding to each such share the number of shares which would be distributable thereon if such share has been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of the capital stock of the Company shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, re-capitalization, stock split-up, combination of shares, merger, or consolidation, then there shall be substituted for each share of Common Stock subject to any such option and for each share of Common Stock reserved for issuance pursuant to the Plan but not yet covered by an option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be changed or for which each such share shall be exchanged. In the event there shall be any change, other than as specified in this Section 14(a), in the number or kind of outstanding shares of Common Stock of the Company or of any stock or other securities into which such Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares theretofore reserved for issuance pursuant to the Plan but not yet covered by an option and of the shares then subject to an option or options, such adjustment shall be made by the Board and shall be effective and binding for all purposes of the Plan. In the case of any such substitution or adjustment as provided for in this Section, the option price for each share covered thereby prior to such substitution or adjustment will be the option price for all shares of stock or



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other securities which shall have been adjusted pursuant to this Section. No adjustment or substitution provided for in this Section shall require the Company to sell a fractional share, and the total substitution or adjustment with respect to each Participant shall be limited accordingly.

         (b) In the event that the outstanding shares of the Common Stock of the Company shall be changed in number, class, or character by reason of any split-up, change of par value, common stock dividend, combination or reclassification of shares, re-capitalization, merger, consolidation or other similar corporate change affecting the Common Stock, or shall be changed in value by reason of any so-called spin-off dividend in partial liquidation or other special distribution, the Board may, in the light of such change, make such adjustments, if any, as it deems to be equitable in (1) the respective numbers of shares and the respective option prices specified in the stock options theretofore granted under this Plan and then outstanding, and (2) the aggregate number of shares of Common Stock which may be purchased upon the exercise of options granted under this Plan.

15.      EXPENSES.

         All expenses and costs in connection with the administration of the Plan shall be borne by the Company.

16.      NO PRIOR RIGHT OF OFFER.

         Nothing in the Plan shall be deemed to give any director, officer or employee or his or her legal representatives or assigns or any other person or entity claiming under or through him or her, any contractual or other right to participate in the benefits of the Plan.

17.      INDEMNIFICATION OF THE BOARD.

         In addition to such other rights of indemnification as they may have, the members of the Board shall be indemnified by the Company against all costs and expenses reasonably incurred by them or any of them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted pursuant thereto and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel to the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; providing that upon institution of any such action, suit or proceeding, the person desiring indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same.

18.      TAXES.

         All taxes, if any, required to be withheld and payable with respect to the exercise or surrender of an option shall be paid by the Participant to the Company or from the Participant's salary or other cash compensation entitlements from the Company, prior to the delivery of any certificate or certificates for such shares. Alternatively, in the sole discretion of the Company, to the extent



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permitted by applicable laws including regulations promulgated under the
Securities Exchange Act, such withholding tax liability may be satisfied prior to the delivery of any certificate or certificates for the shares by an adjustment, equal in value to such liability, in a number of shares to be transferred to the Participant.

19.      AMENDMENTS AND EARLY TERMINATION OF THE PLAN.

         The Board may at any time terminate the Plan or make such modifications or amendments of the Plan as shall be deemed, in its sole discretion, advisable. No such termination or amendment of the Plan shall, without the consent of any person affected thereby, modify or in any way affect the rights or obligations created prior to such termination or amendment. In any event, the Plan shall automatically terminate at the date set forth in Section 25.

20.      LIABILITY OF COMPANY.

         The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth with respect to said sale and nothing herein contained shall be construed to impose any liability on the Company in favor of the purchaser with respect to any loss, cost or expense which the purchaser may incur in connection with or arising out of any such transaction.

21.      NO AGREEMENT TO EMPLOY.

         Nothing in the Plan shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of the Company to employ or retain any person for any specific period of time.

22.      NOTICES.

         Any notice or other communication required or permitted to be made or given hereunder shall be sufficiently made or given if sent by first class mail addressed to the Participant or holder at his address as set forth in the regular books and records of the Company, and if to the Company, addressed to it at its principal office.

23.      APPLICATION OF FUNDS.

         The proceeds received by the Company from the sale of stock pursuant to the Plan will be used for general corporate purposes.

24.      EFFECTIVE DATE OF PLAN.

         The effective date of the Plan shall be the date of adoption of the resolution by the Board authorizing the establishment of the Plan on May 15, 200l.




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25.      TERMINATION OF PLAN.

         This Plan shall automatically terminate twenty (20) years from the date that this Plan is adopted by the Company, or twenty (20) years from the date that this Plan is approved by the shareholders of the Company, whichever is earlier. However, no options may be granted pursuant to this Plan later than ten
(10) years from the date that the Plan is adopted by the Company or ten (10) years from the date that this Plan is approved by the shareholders of the Company, whichever is earlier.

26.      OPTION AGREEMENTS.

         Each option granted hereunder shall be evidenced by resolutions of the Board of Directors and/or an option agreement in such form as the Board determines. Each resolution and/or stock option agreement shall be subject to the applicable provisions of the Plan and may contain such other provisions as the Board shall determine.

27.      STOCK REDEMPTION AGREEMENTS.

         The Participant shall not be precluded from entering into stock redemption or other agreements with respect to the shares of Common Stock that may be issued upon exercise of that Participant's options, provided that the terms of those agreements do not conflict with the terms of this Plan.

28.      LOANS.

         The Company may make loans to such Participants on such terms as the Board, in its discretion, may determine (including a Participant who is a director or officer of the Company) in connection with the exercise of options granted under the Plan. Any such loan may be in an amount up to the exercise price of the option to be exercised plus any applicable withholding taxes. In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the Participant. Such loans shall be subject to such terms and conditions as the Board shall determine. Every loan shall comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

Dated: May 15,200l

ATTEST:                                     Transmission Technology Corporation


                                            By:
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